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Exhibit 1.1

Apex Mortgage Capital, Inc.
2,700,000 Shares of Common Stock

FORM OF UNDERWRITING AGREEMENT

JOLSON MERCHANT PARTNERS, INC.
One Embarcadero Center, Suite 2100
San Francisco, California 94111

Ladies and Gentlemen:

    Apex Mortgage Capital, Inc., a Maryland corporation (the "Company"), confirms its agreement with Jolson Merchant Partners, Inc. (the "Underwriter") with respect to (i) the sale by the Company of 2,700,000 shares of common stock, par value $.01 per share, of the Company ("Common Stock"), and the purchase by the Underwriter of 2,700,000 shares of Common Stock, and (ii) the grant of the option described in Section 1(b) hereof to purchase all or any part of 405,000 additional shares of Common Stock to cover over-allotments, if any, from the Company to the Underwriter. The 2,700,000 shares of Common Stock to be purchased by the Underwriter (the "Initial Shares") and all or any part of the 405,000 shares of Common Stock subject to the option described in Section l(b) hereof (the "Option Shares") are hereinafter called, collectively, the "Shares."

    The Company understands that the Underwriter proposes to make a public offering of the Shares as soon as the Underwriter deems advisable after this Underwriting Agreement (this "Agreement") has been executed and delivered.

    The Company has filed with the Securities and Exchange Commission (the "Commission"), a registration statement on Form S-2 (No. 333-      ) and a related preliminary prospectus for the registration of the Shares under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations thereunder (the "Securities Act Regulations"). The Company has prepared and filed such amendments thereto, if any, and such amended preliminary prospectuses, if any, as may have been required by the Commission on or before the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required by the Commission. The registration statement as amended at the time it became effective (including all information deemed (whether by incorporation by reference or otherwise) to be a part of the registration statement at the time it became effective pursuant to the Securities Act and the Securities Act Regulations) is hereinafter called the "Registration Statement," except that, if the Company files a post-effective amendment to such Registration Statement which becomes effective prior to the Closing Time (as defined below), the term "Registration Statement" shall refer to such Registration Statement as so amended. Any registration statement filed pursuant to Rule 462(b) of the Securities Act Regulations is hereinafter called the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the 462(b) Registration Statement. The Registration Statement has been declared effective under the Securities Act and the Securities Act Regulations by the Commission. Each prospectus included in the Registration Statement, or amendments thereof or supplements thereto, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company in connection with the offering of the Shares with the consent of the Underwriter pursuant to Rule 424(a) of the Securities Act Regulations is hereinafter called the "Preliminary Prospectus." The term "Prospectus" means the final prospectus, as first filed with the Commission by the Company in connection with the offering of the Shares pursuant to paragraph (1) or (4) of Rule 424(b) of the Securities Act Regulations, and any amendments thereof or supplements thereto.

    The Company and the Underwriter agree as follows:

    1.  Sale and Purchase:

    (a)  Initial Shares.  Upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share of $      for each Initial Share, the Company agrees to sell to the Underwriter and the Underwriter agrees to purchase from the Company 2,700,000 Initial Shares.

    (b)  Option Shares.  In addition, upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share set forth in paragraph (a), the Company hereby grants to the Underwriter an option to purchase up to 405,000 Option Shares. The option hereby granted will expire 30 days after the date hereof and may be exercised one time in whole or in part only for the purpose of covering over-allotments, which may be made in connection with the offering and distribution of the Initial Shares, upon notice by the Underwriter to the Company setting forth the number of Option Shares as to which the Underwriter is exercising the option and the time and date of payment and delivery for such Option Shares. Any such time and date of delivery (the "Date of Delivery") shall be determined by the Underwriter, but shall not be later than five full business days (or earlier, without the written consent of the Company, than three full business days) after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined.

    2.  Payment and Delivery:

    (a)  Initial Shares.  The Initial Shares to be purchased by the Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Underwriter may request upon at least forty-eight hours' prior notice to the Company shall be delivered by or on behalf of the Company to the Underwriter, including, at the option of the Underwriter, through the facilities of The Depository Trust Company ("DTC") for the account of the Underwriter, against receipt by the Company of payment by or on behalf of the Underwriter of the purchase price therefor by wire transfer of immediately available funds to the account specified to the Underwriter by the Company upon at least forty-eight hours' prior notice. The Company shall cause the certificates representing the Initial Shares to be made available for checking and packaging at least twenty-four hours prior to the Closing Time (as defined below) with respect thereto at the offices of O'Melveny & Myers LLP, 275 Battery Street, Suite 2600, San Francisco, California 94111-3305, or at the office of DTC or its designated custodian, as the case may be (the "Designated Office"). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on [December 11], 2001 or on such other time and date as the Company and the Underwriter may agree upon in writing. The time at which such payment and delivery are actually made is hereinafter sometimes called the "Closing Time" and the date of delivery of either the Initial Shares or Option Shares is hereinafter sometimes called the "Date of Delivery."

    (b)  Option Shares.  Any Option Shares to be purchased by the Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Underwriter may request upon at least forty-eight hours' prior notice to the Company shall be delivered by or on behalf of the Company to the Underwriter, including, at the option of the Underwriter, through the facilities of DTC for the account of the Underwriter, against receipt by the Company of payment by or on behalf of the Underwriter of the purchase price therefor by wire transfer of immediately available funds to the account specified to the Underwriter by the Company upon at least forty-eight hours' prior notice. The Company shall cause the certificates representing the Option Shares to be made available for checking and packaging at least twenty-four hours prior to the Date of Delivery with respect thereto at the Designated Office. The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the date specified by the Underwriter in the notice given by the Underwriter to the Company of the Underwriter's election to purchase such Option Shares or on such other time and date as the Company and the Underwriter may agree upon in writing.

    3.  Representations and Warranties of the Company:  The Company represents and warrants to the Underwriter that:

    (a) the authorized shares of Common Stock of the Company conform in all material respects to the description thereof contained or incorporated by reference in the Registration Statement and Prospectus; the Company has an authorized, issued and outstanding capital stock is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization" as of the date stated in such section (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to agreements or benefit plans described or incorporated by reference in the Prospectus and pursuant to outstanding options); immediately after the Closing Time, 14,548,000 shares of Common Stock will be issued and outstanding (subject to the Underwriter's option described in Section 1(b) hereof) and no shares of any other class of capital stock will be issued and outstanding. All of the issued and outstanding shares of Common Stock of the Company have been duly authorized and are validly issued, fully paid and non-assessable, and have been offered, sold and issued by the Company in compliance in all material respects with all applicable laws (including, without limitation, federal and state securities laws); none of the issued shares of Common Stock of the Company have been issued in violation of any preemptive or similar rights granted by the Company; except those disclosed or incorporated by reference in the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any shares of Common Stock of the Company or any security convertible into or exchangeable for shares of Common Stock of the Company;

    (b) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland with the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as now conducted and as described in the Registration Statement and the Prospectus and to authorize, execute and deliver this Agreement and to consummate the transactions contemplated hereby;

    (c) the Company is duly qualified or registered to transact business in each jurisdiction in which it conducts its businesses, except where the failure, individually or in the aggregate, to be so qualified or registered could not reasonably be expected to have a material adverse effect on the assets, business, operations, earnings, properties or condition (financial or otherwise) of the Company ("Material Adverse Effect"), and the Company is in good standing in each jurisdiction in which it owns or leases real property or maintains an office and in which such good standing is necessary, except where the failure to be in good standing could not reasonably be expected to have a Material Adverse Effect; the Company does not own, directly or indirectly, any significant subsidiaries, as defined in the Securities Act Regulations;

    (d) the Company is in compliance in all material respects with all applicable laws, rules, regulations, orders, decrees and judgments applicable to the Company;

    (e) the Company is not in breach of or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), its charter or bylaws, or in the performance or observance of any obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company is a party or by which the Company or its properties is bound, except for such breaches or defaults which could not reasonably be expected to have a Material Adverse Effect, and the issuance, sale and delivery by the Company of the Shares, the execution, delivery and performance of this Agreement, and consummation of the transactions contemplated hereby will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), (i) any provision of the charter or bylaws of the Company, or (ii) any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company is a party or by which the

Company or its properties may be bound or affected, or (iii) any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company, except in each case for such conflicts, breaches or defaults which could not reasonably be expected to have a Material Adverse Effect;

    (f)  the Company has the corporate power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby; this Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, by general principles of equity, and by federal or state securities laws and public policy considerations in respect thereof;

    (g) the issuance and sale of the Shares to the Underwriter hereunder has been duly authorized by the Company; when issued and delivered against payment therefor as provided in this Agreement, the Shares will be validly issued, fully paid and non-assessable and the issuance of the Shares will not be subject to any preemptive or similar rights; except as contemplated herein, no person or entity holds a right to require or participate in the registration under the Securities Act of the Shares pursuant to the Registration Statement; no person or entity has a right of participation or first refusal with respect to the sale of the Shares by the Company; there are no contracts, agreements or understandings between the Company and any person or entity granting such person or entity the rights to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement; the form of certificates evidencing the Shares complies in all material respects with all applicable laws and in all material respects with all applicable requirements of the charter and bylaws of the Company and the requirements of the American Stock Exchange;

    (h) no approval, authorization, consent or order of or filing with any federal, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the Company's execution, delivery and performance of this Agreement, its consummation of the transactions contemplated hereby, or its sale and delivery of the Shares as contemplated hereby, other than (i) such as have been obtained, or will have been obtained on or before the Closing Time or the relevant Date of Delivery, as the case may be, under the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder (the "Exchange Act Regulations"), (ii) such approvals as have been obtained in connection with the approval of the listing of the Shares on the American Stock Exchange, (iii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriter, and (iv) any necessary approvals by the National Association of Securities Dealers (the "NASD");

    (i)  the Company has the necessary licenses, authorizations, consents and approvals and has made the necessary filings required under any federal, state or local law, regulation or rule, and has obtained the necessary authorizations, consents and approvals from other persons required in order to conduct its business as described in the Registration Statement and Prospectus except where the failure to obtain such licenses, authorizations, consents and approvals or make such filings could not reasonably be expected to have a Material Adverse Effect; the Company is not in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company except where such violation, default or revocation could not reasonably be expected to have a Material Adverse Effect;

    (j)  each of the Registration Statement and any Rule 462(b) Registration Statement has been declared effective by the Commission under the Securities Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued by the Commission under the Securities Act and no proceedings for that purpose have been instituted and are pending or, to the knowledge of the Company, are threatened by the Commission, and any request on the part of the Commission for additional information has been complied with to the reasonable satisfaction of the Commission;

    (k) the Company and the transactions contemplated by this Agreement satisfy the requirements and conditions for using a registration statement on Form S-2 under the Securities Act and the Securities Act Regulations, as set forth in the General Instructions to Form S-2; except for the information and documents required to be delivered with the Registration Statement, the Preliminary Prospectus and the Prospectus, the Registration Statement and the Preliminary Prospectus comply and the Prospectus and any further amendments or supplements thereto will comply, when they have become effective or are filed with the Commission, as the case may be, in all material respects with the requirements of the Securities Act and the Securities Act Regulations and, in each case, present or incorporate by reference or will present or will incorporate by reference, fairly the information required to be presented; the Registration Statement did not, and any amendment thereto will not, in each case as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in the Registration Statement, the Preliminary Prospectus or the Prospectus in reliance upon and in conformity with the information furnished in writing by or on behalf of the Underwriter to the Company expressly for use in the Registration Statement, the Preliminary Prospectus or the Prospectus (that information being limited to that described in the last sentence of the first paragraph of Section 8(c) hereof); and the Preliminary Prospectus does not, and the Prospectus or any amendment or supplement thereto will not, as of the applicable filing date and at the Closing Time and on each Date of Delivery (if any), contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in the Registration Statement, the Preliminary Prospectus or the Prospectus in reliance upon and in conformity with the information and furnished in writing by or on behalf of the Underwriter to the Company expressly for use in the Registration Statement, the Preliminary Prospectus or the Prospectus (that information being limited to that described in the last sentence of the first paragraph of Section 8(c) hereof);

    (l)  each document incorporated by reference in the Prospectus, when it became effective or was filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the Securities Act Regulations and the Exchange Act Regulations, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

    (m) the Preliminary Prospectus was and the Prospectus delivered to the Underwriter for use in connection with this offering will be substantially similar to the versions of the Preliminary Prospectus and Prospectus transmitted to the Commission for filing via the Electronic Data Gathering Analysis and Retrieval System ("EDGAR"), as permitted by Regulation S-T;

    (n) there are no actions, suits, proceedings, inquiries or investigations pending or, to the knowledge of the Company, threatened against the Company or to which the properties, assets or rights of the Company are subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitration panel or agency which could reasonably be expected to result in a Material Adverse Effect and which could materially affect the consummation of the transactions contemplated by this Agreement;

    (o) the financial statements, including the notes thereto, included as part of the Registration Statement and the Prospectus or incorporated therein by reference, present fairly the financial position of the Company as of the dates indicated and the results of operations and changes in financial position and cash flows of the Company for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States and on a consistent basis during the periods involved (except as indicated in the notes thereto); the financial statement schedules included in the Registration Statement and the Prospectus fairly present the information shown therein; except for the information and the documents required to be delivered with the Registration Statement, the Preliminary Prospectus and the Prospectus, no other financial statements or schedules are required by Form S-2 or otherwise to be included in the Registration Statement or Prospectus;

    (p) Deloitte & Touche, LLP whose reports on the financial statements of the Company are included as part of the Registration Statement and Prospectus or are incorporated therein by reference, are and were during the periods covered by their reports independent public accountants as required by the Securities Act and the Securities Act Regulations;

    (q) subsequent to the respective dates as of which information is given in the Registration Statement and the Preliminary Prospectus, and except as may be otherwise indicated in the Registration Statement or Preliminary Prospectus, there has not been (i) a Material Adverse Effect, whether or not arising in the ordinary course of business, (ii) any transaction, entered into by the Company which is material to the Company, (iii) any obligation, contingent or otherwise incurred by the Company, which is material to the Company or (iv) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock;

    (r) to the knowledge of the Company, the Company is not in breach of, or default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), the management agreement dated December 9, 1997, as amended (the "Management Agreement") between the Company and TCW Investment Management Company (the "Manager"), except where such breaches or defaults could not reasonably be expected to have a Material Adverse Effect;

    (s) other than the executive officers named in the Registration Statement, the Company has no employees and does not own or lease any real property;

    (t)  each of the Company and, to its knowledge, its officers, directors and controlling persons has not taken, and will not take any action which is designed to or which constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

    (u) the Company has not relied upon the Underwriter or counsel for the Underwriter for any legal, tax or accounting advice in connection with the offering and sale of the Shares other than with respect to the NASD and the blue sky laws;

    (v) any certificate signed by any officer of the Company, which is designated as a "Certificate," references this section and is delivered to the Underwriter or to counsel for the Underwriter pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company to the Underwriter as to the matters covered thereby;

    (w) the Company has good title to all personal property owned by it, free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed or incorporated by reference in the Registration Statement, the Preliminary Prospectus or the Prospectus or such as do not materially and adversely affect the value of such property or do not interfere with the use made or proposed to be made of such property by the Company or could not reasonably be expected to result in a Material Adverse Effect;

    (x) the descriptions incorporated by reference in the Registration Statement and the Preliminary Prospectus of the contracts, leases and other legal documents therein described present fairly the information required to be shown, and there are no contracts, leases, or other documents of a character required to be described in the Registration Statement or the Preliminary Prospectus or to be filed as exhibits to the Registration Statement which are not described or filed as required or incorporated by reference as permitted;

    (y) to its knowledge, the Company owns or possesses adequate license or other rights to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, manufacturing processes, other intangible property rights and know-how (collectively "Intangibles") necessary to entitle the Company to conduct its business as described in the Prospectus, and other than as disclosed to the Underwriter respecting the Company's name, the Company has not received notice of infringement of or, to its knowledge, conflict with the asserted rights of others with respect to any Intangibles except as could not reasonably be expected to result in a Material Adverse Effect;

    (z) the Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; and (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability;

    (aa) the Company has filed on a timely basis all necessary federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof and has paid all taxes shown as due thereon; and, to its knowledge, no tax deficiency has been asserted against the Company, nor does the Company know of any tax deficiency which is likely to be asserted against it which if determined adversely to the Company, could reasonably be expected to have a Material Adverse Effect;

    (bb) the Company maintains insurance (issued by insurers of recognized financial responsibility) of the types and in the amounts generally deemed adequate for its business and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect;

    (cc) except as otherwise disclosed or incorporated by reference in the Registration Statement or the Preliminary Prospectus, there are no other material outstanding loans or advances or material guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of the members of the families of any of them, which are required to be disclosed in the Preliminary Prospectus;

    (dd) the Shares have been approved for listing, upon official notice of issuance, on the American Stock Exchange;

    (ee) in connection with the offering of Shares, the Company has not offered and will not offer its Common Stock or any other securities convertible into or exchangeable or exercisable for Common Stock in a manner in violation of the Securities Act or the Securities Act Regulations; other than the information and documents required or permitted to be distributed pursuant to the Securities Act, the Securities Act Regulations, the Exchange Act and the Exchange Act Regulations, the Company has not distributed and will not distribute any offering material in connection with the offer and sale of the Shares except as contemplated herein;

    (ff) the Company is organized and operates in conformity with the requirements for qualification as a real estate investment trust under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"), and the Company's proposed method of operation will enable it to satisfy the requirements for qualification as a real estate investment trust under the Code;

    (gg) no relationship exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, which is required by the Securities Act and the Securities Act Regulations to be described in the Registration Statement and the Prospectus and which is not so described or incorporated by reference; and

    (hh) the Company is not and, after giving effect to the offering and sale of the Shares, will not become an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

    4.  Certain Covenants:  The Company hereby agrees with the Underwriter:

    (a) to furnish the Underwriter such information as may be reasonably required and otherwise to cooperate in qualifying the Shares for offer and sale under the securities or blue sky laws of such states as the Underwriter may reasonably designate and to maintain such qualifications in effect as long as reasonably required for the distribution of the Shares, provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such state;

    (b) if, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the Registration Statement to be declared effective before the sale of the Shares may commence, the Company will endeavor to cause such post-effective amendment to become effective as soon as practicable and will advise the Underwriter promptly and, if requested by the Underwriter, will confirm such advice in writing, when such post-effective amendment has been declared effective by the Commission;

    (c) to prepare the Prospectus in a form reasonably approved by the Underwriter and file such Prospectus with the Commission pursuant to Rule 424(b) within the time period prescribed by the Securities Act Regulations and to furnish promptly (and with respect to the initial delivery of such Prospectus, not later than 10:00 a.m. (New York City time) on the second day following the execution and delivery of this Agreement) to the Underwriter as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriter may reasonably request for the purposes contemplated by the Securities Act Regulations, which Prospectus and any amendments or supplements thereto furnished to the Underwriter will be substantially similar to the version created to be transmitted to the Commission for filing via EDGAR, as permitted by Regulation S-T;

    (d) to advise the Underwriter promptly and (if requested by the Underwriter) to confirm such advice in writing, when the Registration Statement has been declared effective by the Commission and when any post-effective amendment thereto has been declared effective by the Commission under the Securities Act Regulations;

    (e) to advise the Underwriter immediately, confirming such advice in writing, of (i) the receipt of any comments from, or any request by, the Commission for amendments or supplements to the Registration Statement or Prospectus or for additional information with respect thereto, or (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or, to the knowledge of the Company, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or, to the knowledge of the Company, of the initiation or threatening of any proceedings for any of such purposes and, if the Commission or any other government agency or authority should issue to the Company any such order, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible; to advise the Underwriter promptly of any proposal to amend or supplement the Registration Statement or Prospectus and, unless the Company determines it is required by applicable law, to file no such amendment or supplement to which the Underwriter shall reasonably object in writing;

    (f)  to file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Underwriter, be required by the Securities Act or requested by the Commission;

    (g) prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus or any Prospectus pursuant to Rule 424 of the Securities Act Regulations, to furnish a copy thereof to the Underwriter and counsel for the Underwriter and obtain the consent of the Underwriter to the filing, which consent shall not be unreasonably withheld or delayed;

    (h) to the extent consistent with Regulation FD (for purposes of this paragraph (h), the phrase "consistent with Regulation FD" means without obligating the Company to make similar disclosures to all of its stockholders or the public generally), to furnish to the Underwriter for a period of five years from the date of this Agreement (i) as soon as available, copies of all annual, quarterly and current reports or other communications supplied to holders of shares of Common Stock, (ii) as soon as practicable after the filing thereof, copies of all reports filed by the Company with the Commission, the NASD or the American Stock Exchange and (iii) such other publicly available information as the Underwriter may reasonably request regarding the Company;

    (i)  to the extent consistent with Regulation FD (for purposes of this paragraph (i), the phrase "consistent with Regulation FD" means without obligating the Company to make similar disclosures to all of its stockholders or the public generally), to advise the Underwriter promptly during any period of time in which a Prospectus relating to the Shares is required to be delivered under the Securities Act Regulations (i) of any material change in the Company's assets, operations, business or condition (financial or otherwise) or (ii) of the happening of any event which would require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, during such time, to prepare and furnish, at the Company's expense, to the Underwriter promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change and to furnish to the Underwriter a copy of such proposed amendment or supplement before filing any such amendment or supplement with the Commission;

    (j)  to furnish promptly to the Underwriter a signed copy of the Registration Statement, as initially filed with the Commission, and of all amendments or supplements thereto (including all exhibits filed therewith) and such number of conformed copies of the foregoing as the Underwriter may reasonably request;

    (k) to furnish to the Underwriter, not less than two business days before filing with the Commission, subsequent to the effective date of the Registration Statement and during the period of time in which a prospectus relating to the Shares is required to be delivered under the Securities Act Regulations, a copy of any document proposed to be filed with the Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act;

    (l)  to apply the net proceeds of the sale of the Shares in accordance with its statements under the caption "Use of Proceeds" in the Prospectus;

    (m) to use its commercially reasonable efforts to effect and maintain the listing of the Shares on the American Stock Exchange and to file with the American Stock Exchange all documents and notices required by the American Stock Exchange of companies that have securities that are listed on the American Stock Exchange;

    (n) to engage and maintain, at its expense, a registrar and transfer agent for the Common Stock;

    (o) to materially comply with all of the provisions of any undertakings in the Registration Statement;

    (p) to use its reasonable efforts to meet the requirements for qualification as a real estate investment trust under Sections 856 through 860 of the Code;

    (q) to conduct its affairs in such a manner so as to ensure that the Company will not be an "investment company" or an entity "controlled" by an investment company within the meaning of the Investment Company Act;

    (r) to not itself and to use its reasonable efforts to cause its officers, directors and affiliates not to take, directly or indirectly prior to the distribution of the Shares, (i) any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Shares, (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of the Shares or (iii) pay or agree to pay to any person any compensation for soliciting any order to purchase any other securities of the Company; and

    (s) to maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, and (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles, and to maintain asset accountability.

    5.  Payment of Expenses:  The Company agrees to pay all costs and expenses incident to the performance of its obligations under this Agreement, including expenses and fees (other than the expenses and fees of the Underwriter and its counsel except as provided below) in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriter and to dealers (including costs of mailing and shipment), (ii) the preparation, issuance and delivery of the certificates for the Shares to the Underwriter, including any stock or other transfer taxes or duties payable upon the sale of the Shares to the Underwriter, (iii) the printing of this Agreement and any dealer agreements and furnishing of copies of each to the Underwriter and to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state laws that the Company and the Underwriter have mutually agreed are appropriate and the determination of their eligibility for investment under state law as aforesaid (including, for this aspect of the transaction, the legal fees and filing fees and other disbursements of counsel for the Underwriter) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriter and to dealers, provided, however, that such fees shall not exceed $1,000, (v) filing for review of the public offering of the Shares by the NASD (including, for this aspect of the transaction, the legal fees and filing fees and other disbursements of counsel for the Underwriters relating thereto), provided, however, that such fees shall not exceed $2,000, (vi) the fees and expenses of any transfer agent or registrar for the Shares and miscellaneous expenses referred to in Part II of the Registration Statement, (vii) the Company's expenses incurred for lodging and travel of the Company's employees (provided that the parties shall use their reasonable efforts to utilize a commercial carrier) in making road show presentations with respect to the offering of the Shares, and (viii) the fees and expenses incurred by the Company in connection with the listing of the Shares on the American Stock Exchange.

    6.  Conditions of the Underwriter's Obligations:  The obligations of the Underwriter hereunder to purchase Shares at the Closing Time or on the Date of Delivery, as applicable, are subject to (i) the accuracy of the representations and warranties on the part of the Company in all material respects on the date hereof and at the Closing Time and on each Date of Delivery, as applicable, (ii) the performance by the Company of its obligations hereunder in all material respects, and (iii) to the satisfaction of the following further conditions at the Closing Time or on the Date of Delivery, as applicable:

    (a) If, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the Registration Statement to be declared effective by the Commission before the offering of the Shares may commence, such post-effective amendment shall have been declared effective by the Commission not later than 5:30 p.m., New York City time, on the date hereof, or at such later date and time as shall be reasonably consented to in writing by the Underwriter, which consent shall not be unreasonably withheld or delayed;

    (b) The Underwriter shall have received at the Closing Time and on each Date of Delivery an opinion of O'Melveny & Myers LLP, counsel for the Company, addressed to the Underwriter and dated the Closing Time and each Date of Delivery and substantially in the form attached hereto as Exhibit C;

    (c) The Underwriter shall have received at the Closing Time and on each Date of Delivery an opinion of Ballard Spahr Andrews & Ingersoll, LLP, counsel for the Company, addressed to the Underwriter and dated the Closing Time and each Date of Delivery and substantially in the form attached hereto as Exhibit D;

    (d) The Underwriter shall have received at the Closing Time and on each Date of Delivery an opinion of O'Melveny & Myers LLP, tax counsel for the Company, addressed to the Underwriter and dated the Closing Time and each Date of Delivery and substantially in the form attached hereto as Exhibit E;

    (e) The Underwriter shall have received from Deloitte & Touche, LLP, letters dated, respectively, as of the date of this Agreement, the Closing Time and each Date of Delivery, as the case may be, addressed to the Underwriter, in form and substance reasonably satisfactory to the Underwriter, relating to the financial statements of the Company, and such other matters customarily covered by comfort letters issued in connection with registered public offerings of a similar nature;

    (f)  The Underwriter shall have received at the Closing Time and on each Date of Delivery the favorable opinion of Manatt, Phelps & Phillips, LLP, counsel to the Underwriter, dated the Closing Time or such Date of Delivery, addressed to the Underwriter and in form and substance satisfactory to the Underwriter;

    (g) No amendment or supplement to the Registration Statement or Prospectus shall have been filed to which the Underwriter shall have reasonably objected in writing;

    (h) Prior to the Closing Time and each Date of Delivery (i) no stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus or Prospectus has been issued and outstanding, and no proceedings for such purpose shall have been initiated or threatened by the Commission and remain unresolved, and no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes, has occurred and remain unresolved, (ii) the Registration Statement shall not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (iii) the Prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

    (i)  Between the time of execution of this Agreement and the Closing Time or the relevant Date of Delivery (i) no Material Adverse Effect of the Company shall occur or become known (whether or not arising in the ordinary course of business) or that makes it, in the reasonable judgment of the

Underwriter, impracticable to market the Shares in the manner contemplated in the Prospectus, or (ii) no transaction which is material and unfavorable to the Company shall have been entered into by the Company;

    (j)  At the Closing Time, the Shares shall have been approved for listing, upon official notice of issuance, on the American Stock Exchange;

    (k) The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements, which objection has not been resolved to the reasonable satisfaction of the NASD;

    (l)  The Underwriter shall have received lock-up agreements from each person listed on Schedule I attached hereto, substantially in the form of Exhibit A attached hereto, and such lock-up agreements shall be in full force and effect;

    (m) The Manager shall have furnished the Underwriter the letter agreement substantially in the form of Exhibit B attached hereto (the "Manager's Representation Letter") and the representations and warranties in the Manager's Representation Letter shall be accurate in all material respects as of the date hereof, the Closing Time and on each Date of Delivery;

    (n) The Company will, at the Closing Time and on each Date of Delivery, deliver to the Underwriter a certificate of two principal executive officers to the effect that, to each of such officer's knowledge, the representations and warranties of the Company set forth in this Agreement are true and correct in all material respects, the conditions set forth in paragraphs (i) and (k) have been satisfied in all material respects, and the Company has performed in all material respects its obligations under this Agreement, in each case as of such date;

    (o) The Company shall have furnished to the Underwriter such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus, the representations, warranties and statements of the Company contained herein, the performance by the Company of its covenants contained herein, and the fulfillment of any conditions contained herein, as of the Closing Time or any Date of Delivery as the Underwriter may reasonably request; and

    (p) All filings with the Commission required by Rule 424 under the Securities Act Regulations shall have been made within the applicable time period proscribed for such filing by such Rule.

    7.  Termination:  The obligations of the Underwriter hereunder shall be subject to termination in the reasonable discretion of the Underwriter, at any time prior to the Closing Time or any Date of Delivery, (i) if any of the conditions specified in Section 6 shall not have been fulfilled in all material respects when and as required by this Agreement to be fulfilled, or (ii) if there has been since the respective dates as of which information is given in the Registration Statement, any Material Adverse Effect, whether or not arising in the ordinary course of business, or (iii) if there has occurred outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic, political or other conditions the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of the Underwriter, impracticable to market the Shares or enforce contracts for the sale of the Shares, or (iv) if trading in any securities of the Company has been suspended by the Commission or by the American Stock Exchange, or if trading generally on the American Stock Exchange has been suspended (including automatic halt in trading pursuant to market-decline triggers other than those in which solely program trading is temporarily halted), or limitations on prices for trading (other than limitations on hours or numbers of days of trading) have been fixed, or maximum ranges for prices for securities have been required, by such exchange or the NASD or by order of the Commission or any other governmental authority, or (v) any federal or state statute, regulation, rule or order of any court or other governmental authority has been enacted, published, decreed or otherwise promulgated which in the reasonable opinion of the Underwriter materially adversely affects or will materially adversely affect the business or operations of the Company, or (vi) any action has been taken by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in the reasonable opinion of the Underwriter has a material adverse effect on the securities markets in the United States, or (vii) in the case of any of the events specified in clauses (i) through (vi), such event, singly or together with any other such events, makes it, in the judgment of the Underwriter, impracticable to market or deliver the Shares on the terms and in the manner contemplated in the Prospectus.

    If the Underwriter elects to terminate this Agreement as provided in this Section 7, the Company shall be notified promptly by telephone, promptly confirmed by facsimile.

    If the sale to the Underwriter of the Shares, as contemplated by this Agreement, is not carried out by the Underwriter for any reason permitted under this Agreement or if such sale is not carried out because the Company shall be unable to comply in all material respects with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement and the Underwriter shall be under no obligation or liability to the Company under this Agreement or to one another hereunder.

    8.  Indemnity and Contribution by the Company and the Underwriter:

    (a) The Company agrees to indemnify, defend and hold harmless the Underwriter and any person who controls the Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which the Underwriter or controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (i) any breach of any representation, warranty or covenant of the Company contained herein, (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in such Registration Statement or necessary to make the statements made therein, not misleading, except insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Registration Statement and in conformity with information furnished in writing by the Underwriter to the Company expressly for use in such Registration Statement; or (iii) any untrue statement or alleged untrue statement of a material fact contained in a Prospectus (the term Prospectus for the purpose of this Section 8 being deemed to include any Preliminary Prospectus and the Prospectus as amended or supplemented by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in such Prospectus or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Prospectus and in conformity with information furnished in writing by the Underwriter to the Company expressly for use in such Prospectus.

    (b) If any action is brought against the Underwriter or controlling person in respect of which indemnity may be sought against the Company pursuant to Subsection 8(a) above, the Underwriter shall promptly notify the Company in writing of the institution of such action, and the Company shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that any failure or delay to so notify the Company will not relieve the Company of any obligation hereunder, to the extent that the Company is not materially prejudiced by such failure or delay. The Underwriter or controlling person shall have the right to employ its or their own outside legal counsel in any such case, but the fees and expenses of such outside legal counsel shall be at the expense of the Underwriter or such controlling person unless the employment of such outside legal counsel shall have been authorized in writing by the Company in connection with the defense of such action, or the Company shall not have employed outside legal counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of outside legal counsel) that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such reasonable out-of-pocket fees and expenses of outside legal counsel shall be borne by the Company and paid on a monthly basis as incurred (it being understood, however, that the Company shall not be liable for the expenses of more than one separate firm of outside attorneys for the Underwriter or controlling persons). Anything in this paragraph to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent, which shall not be unreasonably withheld.

    (c) The Underwriter agrees to indemnify, defend and hold harmless the Company, the Company's directors, the Company's officers that signed the Registration Statement, and any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any such person may incur under the Securities Act, the Exchange Act or otherwise, but only insofar as such loss, expense, liability, damage or claim arises out of or is based upon (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) and in conformity with information furnished in writing by the Underwriter to the Company expressly for use in the Registration Statement, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or necessary to make such information not misleading; or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (the term Prospectus for the purpose of this Section 8 being deemed to include any Preliminary Prospectus and the Prospectus, as amended and supplemented) and in conformity with information furnished in writing by the Underwriter to the Company expressly for use in the Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in such Prospectus or necessary to make the statements therein, in the light of the circumstances under which made, not misleading. The statements set forth (i) in the last paragraph on the cover page of the Preliminary Prospectus and the Prospectus and (ii) under the caption "Underwriting" in the Preliminary Prospectus and the Prospectus (to the extent such statements relate to the Underwriter) constitute the only information furnished by or on behalf of the Underwriter to the Company expressly for use in the Registration Statement and the Prospectus and the Underwriter shall be deemed to have provided such information to the Company regardless of whether such statements were actually made or delivered by a party other than Jolson Merchant Partners, Inc. or its representatives.

    If any action is brought against the Company or any such person in respect of which indemnity may be sought against the Underwriter pursuant to the foregoing paragraph, the Company or such person shall promptly notify the Underwriter in writing of the institution of such action and the Underwriter shall assume the defense of such action, including the employment of counsel and payment of expenses. The Company or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company or such person unless the employment of such counsel shall have been authorized in writing by the Underwriter in connection with the defense of such action or the Underwriter shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Underwriter (in which case the Underwriter shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that the Underwriter shall not be liable for the expenses of more than one separate firm of attorneys in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, the Underwriter shall not be liable for any settlement of any such claim or action effected without the written consent of the Underwriter, which consent shall not be unreasonably withheld or delayed.

    (d) If the indemnification provided for in this Section 8 is unavailable to an indemnified party under subsections (a), (b) and (c) of this Section 8 in respect of any losses, expenses, liabilities, damages or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities, damages or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Underwriter from the offering of the Shares or (ii) if (but only if) the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and of the Underwriter, on the other hand, in connection with the statements or omissions which resulted in such losses, expenses, liabilities, damages or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriter, on the other hand, shall not be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bear to the underwriting discounts and commissions received by the Underwriter. The relative fault of the Company, on the one hand, and of the Underwriter, on the other hand, shall be determined by reference to, among other things, which party had an opportunity to correct the untrue statement or alleged untrue statement of a material fact or omission or alleged omission and the parties' relative intent, knowledge and access to information. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any reasonable, out-of-pocket legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

    (e) The Company and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation which does not take account the equitable considerations referred to in Subsection 8(d)(i) and, if applicable 8(d)(ii), above. Notwithstanding the provisions of this Section 8, the Underwriter shall not be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by the Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

    9.  Survival:  The indemnity and contribution agreements contained in Section 8 and the covenants, warranties and representations of the Company contained in Sections 3, 4 and 5 of this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Underwriter, or any person who controls the Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the sale and delivery of the Shares. The Company and the Underwriter agree promptly to notify the other of the commencement of any litigation or proceeding against it and, in the case of the Company, against any of the Company's officers and directors, in connection with the sale and delivery of the Shares, or in connection with the Registration Statement or Prospectus.

    10.  Notices:  Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriter, shall be sufficient in all respects if delivered to Jolson Merchant Partners, Inc., One Embarcadero Center, Suite 2100, San Francisco, California, 94111, Attention: Syndicate Department; if to the Company, shall be sufficient in all respects if delivered to the Company at the offices of the Company at 865 South Figueroa Street, Los Angeles, California 90017.

    11.  Governing Law; Headings:  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

    The parties in interest irrevocably submit to the exclusive jurisdiction of any United States federal court sitting in New York, New York in respect of any suit, action, or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby and hereby irrevocably agree that all claims in respect of any such suit, action or proceeding shall be held and determined in any such court. Each party hereto irrevocably waives any objection to the laying of venue of any such action, suit or proceeding in such court.

    12.  Parties in Interest:  The agreement herein set forth has been and is made solely for the benefit of the Underwriter, the Company and the controlling persons, directors and officers referred to in Sections 8 and 9 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from the Underwriter) shall acquire or have any right under or by virtue of this Agreement.

    13.  Counterparts and Facsimile Signatures:  This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties. A facsimile signature shall constitute an original signature for all purposes.

    If the foregoing correctly sets forth the understanding between the Company and the Underwriter, please so indicate in the space provided below for the purpose, whereupon this Agreement shall constitute a binding agreement between the Company and the Underwriter.

Very truly yours,
APEX MORTGAGE CAPITAL, INC.

By: Title:
Accepted and agreed to as of the date first above written:
JOLSON MERCHANT PARTNERS, INC.

By: Title:

Schedule I
Lock-Up Parties

Philip A. Barach
Jeffrey E. Gundlach
David S. DeVito
Joseph J. Galligan
Michael E. Cahill
Mark I. Stern
John C. Argue
Carl C. Gregory, III
Peter G. Allen
John A. Gavin

Schedule I–1

Exhibit A
Lock-Up Agreement

[Date]

Jolson Merchant Partners, Inc.
One Embarcadero Center, Suite 2100
San Francisco, California 94111

      Re: Apex Mortgage Capital, Inc. (the "Company")

Ladies and Gentlemen:

    The undersigned is an owner of record or beneficially of certain shares of common stock of the Company ("Common Stock") or securities convertible into, exchangeable, or exercisable for Common Stock ("Securities"). The Company proposes to carry out a public offering of Common Stock (the "Offering") for which you will act as the underwriter. The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company by, among other things, raising additional capital for its operations. The undersigned acknowledges that you are relying on the representations and agreements of the undersigned contained in this Lock-Up Agreement in carrying out the Offering and in entering into the Underwriting Agreement and the other underwriting arrangements with the Company with respect to the Offering.

    In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not, without the prior written consent of Jolson Merchant Partners, Inc. (which consent may be withheld in its sole discretion), directly or indirectly, sell, offer, contract, or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the "Exchange Act") or otherwise dispose of any shares of Securities (collectively, a "Disposition") currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Exchange Act) by the undersigned, or publicly announce the undersigned's intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the close of trading on the date 90 days after the date of the Prospectus (the "Lock-Up Period"). Notwithstanding the foregoing, the undersigned shall have the right to consummate the following during the Lock-Up Period or otherwise: (i) any transfer of all or part of the Securities as a bona fide gift or gifts, provided the donee or donees thereof agree in writing to be bound by the terms of this Lock-Up Agreement; (ii) any transfer of all or part of the Securities to a trust the beneficiaries of which are exclusively the undersigned, a member or members of his or her immediate family and/or a charity, provided that the trust agrees in writing to be bound by the terms of this Lock-Up Agreement; (iii) any transfer of all or part of the Securities as a distribution to partners, shareholders or beneficiaries of such person, provided that the distributees thereof agree in writing to be bound by the terms of this Lock-Up Agreement; (iv) any transfer of Securities acquired on the open market; (v) any exercise of options to purchase shares of Common Stock, provided, however, that the Disposition of such shares of Common Stock shall be governed by the terms of this Lock-Up Agreement; and (vi) any transfer of all or part of the Securities with the prior written consent of Jolson Merchant Partners, Inc.

    Subject to clauses (i) through (vi) above, the foregoing restrictions have been expressly agreed to preclude the holder of the Securities from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of Securities during the Lock-Up Period, even if such Securities would be disposed of by someone other than such holder. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale, or grant of any right (including, without limitation, any put or call option) with respect to any Securities or with respect to any security (other than a broad-based

Exhibit A–1

market basket or index) that included, relates to, or derives any significant part of its value from Securities. Subject to clauses (i) through (vi) above, the undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of shares of Common Stock or Securities held by the undersigned except in compliance with the foregoing restrictions.

    With respect to the Offering only, the undersigned waives any registration rights relating to registration under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, of any Common Stock owned either of record or beneficially by the undersigned, including any rights to receive notice of the Offering.

    This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned. If the Underwriting Agreement is not executed and delivered by the Company and you on or before December 31, 2001, this Lock-Up Agreement shall be of no further force or effect. Nothing in this Lock-Up Agreement shall constitute an obligation to sell or purchase shares of Common Stock or Securities of the Company.

Printed Name of Holder

By:
Signature

Printed Name of Person Signing

Exhibit A–2

Exhibit B
Manager's Representation Letter

    December      , 2001

JOLSON MERCHANT PARTNERS, INC.
One Embarcadero Center, Suite 2100
San Francisco, California 94111

Ladies and Gentlemen:

    In connection with that certain Underwriting Agreement, dated December      , 2001, (the "Underwriting Agreement," and all capitalized terms herein shall have the meanings ascribed to them in the Underwriting Agreement unless otherwise defined herein) by and between Apex Mortgage Capital, Inc., a Maryland corporation (the "Company"), and Jolson Merchant Partners, Inc. (the "Underwriter"), and for good and valuable consideration, the sufficiency of which is hereby acknowledged, TCW Investment Management Company (the "Management") represents and warrants the following to the Underwriter as of the date hereof:

    1.  The Manager has been duly incorporated and is validly existing and in good standing under the laws of the State of California with the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as now conducted, and to perform its obligations under the Management Agreement.

    2.  The Manager is duly qualified or registered to transact business in each jurisdiction in which it conducts its business, except where the failure to be so qualified or registered could not reasonably be expected to have a Material Adverse Effect.

    3.  The Manager is not in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Manager is a party or by which it is bound or its properties are subject, except for such violations or defaults which could not be reasonably expected not to have a Material Adverse Effect.

    4.  The execution and delivery of the Management Agreement did not, and the performance of the Management Agreement and consummation of the transactions contemplated therein do not and will not conflict with or constitute a breach of, or default under or result in the creation or imposition of a lien, charge or encumbrance upon any property or asset of the Manager pursuant to any material contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Manager is a party or by which it is bound or its properties are subject, except for such conflicts, breaches or defaults, liens, charges or encumbrances which could not reasonably be expected to have a Material Adverse Effect, nor will such action result in any violation of the provisions of the charter or by-laws of the Manager, or any applicable law or any judgment, order, writ or decree of any government, governmental instrumentality or court having jurisdiction over the Manager or any of its properties or operations, except for such violations which could not reasonably be expected to have a Material Adverse Effect.

    5.  The Management Agreement was duly authorized, executed and delivered by the Manager and constitutes a valid and binding agreement of the Manager enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, by general principles of equity, and by federal or state securities laws and public policy considerations in respect thereof.

    6.  No filing with or authorization, approval, consent, license or order of any governmental authority or agency is required in connection with the performance by the Manager of its obligations under the Management Agreement.

Exhibit B–1

    7.  The information set forth under the captions "The Manager and Our Executive Officers," "Risks Related to Conflicts of Interest" and "Our Company—Overview" in the Preliminary Prospectus and the Prospectus (to the extent such statements relate to the Manager) (i) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated in the Registration Statement, or necessary to make the statements made therein not misleading, and (ii) does not contain any untrue statement of a material fact required to be stated in the Preliminary Prospectus and the Prospectus or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

    The Manager possesses such licenses, approvals, consents and other authorizations issued by appropriate regulatory agencies or bodies necessary to conduct its business, except where the failure to possess such licenses, approvals, consents and other authorizations could not reasonably be expected to have a Material Adverse Effect. There is no action, suit, proceeding, inquiry or investigation pending or, to the Manager's knowledge, threatened against the Manager which if determined adversely to the Manager could reasonably be expected to result in a Material Adverse Effect and which could materially affect the consummation of the transactions contemplated by the Underwriting Agreement.

    The Manager is not prohibited by the Investment Advisers Act of 1940, as amended or the rules and regulations thereunder, from acting under the Management Agreement.

THIS REPRESENTATION LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. The parties hereto irrevocably submit to the exclusive jurisdiction of any United States federal sitting in New York, New York, in respect of any suit, action or proceeding arising out of or relating to this Representation Letter, and hereby irrevocably agree that all claims in respect of any such suit, action or proceeding shall be held and determined in any such court. Each of the parties hereto irrevocably waives any objection to the laying of the venue of any such suit, action or proceeding brought in any such court.

TCW INVESTMENT MANAGEMENT COMPANY

By:
Name: Title:
Accepted and agreed to as of the date first written above:

JOLSON MERCHANT PARTNERS, INC.

Name: Title:

Exhibit B–2

Exhibit C
Legal Opinion Respecting Securities Law

    1.  The Company is duly qualified as a foreign corporation to do business in California, and the Company is in good standing in that State.

    2.  Other than as disclosed in the Prospectus, there are no subsidiaries of the Company.

    3.  The Company is not an "investment company" required to register under the Investment Company Act of 1940, as amended.

    4.  The execution and delivery of the Agreement by the Company do not, and the Company's performance of its obligations under the Agreement will not (i)  violate, breach, or result in a default under any existing obligation of or restriction on the Company under any other agreement listed as an exhibit to the Registration Statement and to which the Company is a party, or (ii) breach or otherwise violate any existing obligation of or restriction on the Company under any decree, judgment or order of any California or federal court or governmental authority binding on the Company and known to us to be applicable to the Company.

    5.  The execution and delivery of the Agreement by the Company do not, and the Company's performance of its obligations under the Agreement will not violate any current California or federal statute, rule or regulation that we have, in the exercise of customary professional diligence, recognized as applicable to the Company or to transactions of the type contemplated by the Agreement, except that, we express no opinion regarding any federal securities laws, or Blue Sky or state securities laws or the indemnification and contribution provisions set forth in Section 8 of the Agreement.

    6.  The Agreement constitutes the legally valid and binding obligation of the Company enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally (including, without limitation, fraudulent conveyance laws), and by general principles of equity including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law, and except as the enforceability of the indemnification and contribution provisions set forth in Section 8 of the Agreement may be limited by the federal or state securities laws of the United States or public policy underlying such laws.

    7.  No approval, consent or order of any federal or California governmental or regulatory authority that we have, in the exercise of customary professional diligence, recognized as applicable to the Company or to transactions of the type contemplated by the Agreement is required on the part of the Company for the execution and delivery of, and performance of its obligations under, the Agreement, except such as have been obtained under the Securities Act and such as may be required under applicable Blue Sky or state securities laws, and except that we express no opinion as to any necessary qualification under the Blue Sky or state securities laws of the various jurisdictions in which the Shares are being offered by the Underwriter or any approval of the underwriting terms and arrangements by the NASD.

    8.  Each of the Registration Statement and the Rule 462(b) Registration Statement, if any, has been declared effective under the Securities Act and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement or the Rule 462(b) Registration Statement has been issued or threatened by the SEC.

    9.  The Registration Statement, including any Rule 462(b) Registration Statement, on the date that it was filed, appeared on its face to comply in all material respects with the requirements as to form for registration statements on Form S-2 under the Securities Act and the Securities Act

Exhibit C–1

Regulations, except that we express no opinion concerning the financial statements and other financial and statistical information contained or incorporated by reference therein;

    10. The Incorporated Documents, on the respective dates that they were filed, appeared on their face to comply in all material respects with the requirements as to form for reports on Form 10-K, Form 10-Q and Form 8-K, as the case may be, under the Exchange Act and the Exchange Act Regulations, except that we express no opinion concerning the financial statements and other financial and statistical information contained or incorporated by reference therein;

    11. To our knowledge, there are no contracts or other documents of a character required to be filed as an exhibit to the Registration Statement which are not filed as required.

    In connection with our participation in conferences in connection with the preparation of the Registration Statement and Prospectus, we have not independently verified the accuracy, completeness or fairness of the statements contained therein, and limitations inherent in the examination made by us and the knowledge available to us are such that we are unable to assume, and we do not assume, any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus. However, on the basis of our review and participation in conferences in connection with the preparation of the Registration Statement and the Prospectus, we do not believe that (i) the Registration Statement, at the time the Registration Statement became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) the Prospectus and the Incorporated Documents, considered as a whole on the date hereof, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. However, we express no opinion or belief as to any document filed by the Company under the Exchange Act whether before or after the effective date of the Registration Statement, except to the extent that any such document is an Incorporated Document read together with the Registration Statement or the Prospectus and considered as a whole, nor do we express any opinion or belief as to the financial statements and other financial and statistical information included or incorporated by reference in the Registration Statement, the Prospectus or the Incorporated Documents.

Exhibit C–2

Exhibit "D"

Legal Opinion Respecting Maryland Law

    1.  The authorized, issued and outstanding capital stock of the Company as of October 31, 2001, consisting of 11,848,000 shares of Common Stock, conform as to legal matters to the description thereof contained in the section of the Prospectus captioned "Description of Securities;" the Company has an authorized capitalization as set forth in the Prospectus under the caption "Capitalization" as of the date stated in such section; and the outstanding shares of capital stock of the Company, as of October 31, 2001, consisting of 11,848,000 shares of Common Stock, have been duly authorized and validly issued and are fully paid and non-assessable.

    2.  The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland with the requisite corporate power and authority to own its properties and to conduct its business as described in the Registration Statement and Prospectus and to execute and deliver this Agreement and to consummate the transactions described in this Agreement.

    3.  The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated by this Agreement do not and will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under) any provisions of the charter or bylaws of the Company or the Maryland General Corporation Law ("MGCL").

    4.  The execution and delivery by the Company of the Agreement have been duly authorized by all necessary corporate action required under the charter and bylaws of the Company and the MGCL; and the Agreement has been duly executed and, to our knowledge, delivered by the Company.

    5.  No approval, authorization, consent or order of or filing with any governmental or regulatory commission, board, body, authority or agency of the State of Maryland is required or necessary under any provisions of the MGCL in connection with the execution, delivery and performance of this Agreement, the consummation of the transaction contemplated hereby, or the sale and delivery of the Shares by the Company as contemplated hereby.

    6.  The Shares have been duly authorized for issuance and sale pursuant to this Agreement and when the Shares have been issued and duly delivered against payment therefore as contemplated by this Agreement, the Shares will be validly issued, fully paid and non-assessable.

    7.  The issuance and sale of the Shares by the Company is not subject to preemptive or other similar rights arising under the MGCL or the charter and bylaws of the Company.

    8.  The form of certificate used to evidence the Shares complies in all material respects with applicable statutory provisions of the MGCL and with any applicable requirements of the charter and bylaws of the Company.

    9.  The statements under the captions "Description of Securities" and "Selected Provisions of Maryland Law and Our Charter and Bylaws" in the Registration Statement and the Prospectus, insofar as such statements constitute a summary of Maryland corporate law and a description of the charter and bylaws of the Company, have been reviewed by us and are accurate in all material respects.

Exhibit D–1

Exhibit "E"

Legal Opinion Respecting Tax Matters

    1.  The Company has been organized and operated in conformity with the requirements for qualification as a real estate investment trust ("REIT") under the Code and the Treasury Regulations for its taxable years ended December 31, 1997 through December 31, 2000, and the Company's contemplated method of operations, as described in the Registration Statement, will enable it to satisfy the requirements for such qualification for its taxable year ending December 31, 2001, and each taxable year thereafter.

    2.  The section of the Registration Statement entitled "Federal Income Tax Considerations" identifies and fairly summarizes the material federal income tax considerations to a holder of Common Stock, and to the extent such summaries involve matters of law, such statements of law are correct in all material respects. However, such section is not exhaustive and does not purport to discuss any state or local tax considerations or all possible federal income tax considerations of the purchase, ownership, and disposition of Common Stock.

Exhibit E–1

QuickLinks

FORM OF UNDERWRITING AGREEMENT
Schedule I Lock-Up Parties
Exhibit A Lock-Up Agreement
Exhibit B Manager's Representation Letter
Exhibit C Legal Opinion Respecting Securities Law
Exhibit "D" Legal Opinion Respecting Maryland Law
Exhibit "E" Legal Opinion Respecting Tax Matters